UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2014

INTERNATIONAL GAME TECHNOLOGY

(Exact name of registrant as specified in its charter)

Nevada	001-10684	88-0173041
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6355 South Buffalo Drive, Las Vegas, Nevada 89113

(Address of principal executive offices) (Zip Code)

(702) 669-7777

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 23, 2014, International Game Technology, a Nevada corporation (“IGT” or the “Company”), entered into an Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”) to amend that certain Agreement and Plan of Merger, dated as of July 15, 2014 (the “Merger Agreement”) with GTECH S.p.A., a joint stock company organized under the laws of Italy (“GTECH”), GTECH Corporation, a Delaware corporation (solely with respect to Section 5.02(a) and Article VIII), Georgia Worldwide Limited, a private limited company organized under the laws of England and Wales (“Holdco”), and Georgia Worldwide Corporation, a Nevada corporation and wholly owned subsidiary of Holdco (“Sub”).  The Merger Agreement provides for (i) the merger of GTECH with and into Holdco, pursuant to which each issued and outstanding ordinary share of GTECH, other than GTECH Shares owned by Holdco, Sub, GTECH, IGT or any of their respective subsidiaries, will be converted into the right to receive one ordinary share of Holdco (“Holdco Shares”), and immediately thereafter, (ii) the merger of Sub with and into IGT (the “IGT Merger”), with IGT surviving as a wholly owned subsidiary of Holdco, in each case subject to the terms and conditions of the Merger Agreement.

The Amendment eliminates the mechanism that would allow each IGT shareholder to elect to receive merger consideration in connection with the IGT Merger in the form of (i) cash, (ii) Holdco Shares or (iii) a mix of cash and Holdco Shares, subject to proration.  The Amendment provides instead that all IGT shareholders will receive a mix of cash and Holdco Shares as described in the Merger Agreement.  As previously disclosed, this mix of per share merger consideration consists of (a) $13.69 in cash, (b) a number of Holdco Shares determined by dividing $4.56 by the average of the volume-weighted average prices of GTECH Shares on the Italian Stock Exchange (converted to the U.S. dollar equivalent) on ten randomly selected days within the period of 20 consecutive trading days ending on the second full trading day prior to the effective time of the IGT Merger (such average, the “GTECH Share Trading Price”), subject to a minimum of 0.1582 Holdco Shares and a maximum of 0.1819 Holdco Shares (the “Exchange Ratio”) and (c) if the Exchange Ratio would, but for the cap described in clause (b), exceed 0.1819, an additional amount in cash equal to the product of such excess number of shares (up to a maximum of 0.0321) and the GTECH Share Trading Price.  In addition, the Amendment reflects a reduction in the number of gaming regulatory approvals under the Merger Agreement to be obtained as a condition to completion of the transaction.

The Merger Agreement provides, among other things, that IGT and the principal shareholders of GTECH may each designate a certain number of directors to the board of directors of Holdco following completion of the transaction, some of which are required to meet the independence standards of the New York Stock Exchange (the “NYSE”).  The Amendment reduces the number of director designees of the principal shareholders of GTECH that must meet the independence standards of the NYSE from four designees to three.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed herewith as Exhibit 2.1 and is hereby incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure.

On September 23, 2014, the Company issued a press release announcing that it had entered into the Amendment.  A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Important Information for Investors and Securityholders

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Holdco will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which will include the proxy statement of IGT that also constitutes a prospectus of Holdco (the “proxy statement/prospectus”). INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IGT, GTECH, HOLDCO, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC on IGT’s website at IGT.com within the “Investor Relations” section or by contacting Investor Relations at 866-296-4232 (for documents filed with the SEC by IGT) or on GTECH’s website at gtech.com or by contacting Corporate Communications at 401-392-7452 (for documents filed with the SEC by Holdco).

The release, publication or distribution of this communication in certain jurisdictions may be restricted by law and therefore persons in such jurisdictions into which this communication is released, published or distributed should inform themselves about and observe such restrictions.

Participants in the Distribution

IGT, GTECH and Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the securityholders of IGT in respect of the proposed transactions contemplated by the proxy statement/prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the securityholders of IGT in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding IGT’s directors and executive officers is contained in IGT’s Annual Report on Form 10-K for the year ended September 28, 2013 and its Proxy Statement on Schedule 14A, dated January 24, 2014, which are filed with the SEC and can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning IGT, GTECH, Holdco, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of IGT and GTECH as well as assumptions made by, and information currently available to, such management, including statements regarding the timing and certainty of the completion of the transactions. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory or securityholder approvals in a timely manner or otherwise; the possibility that the transaction will not close, including by any failure to satisfy other closing conditions to the proposed transactions or a termination of the merger agreement; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; reductions in customer spending, a slowdown in customer payments and changes in customer demand for products and services; unanticipated changes relating to competitive factors in the industries in which the companies operate; ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including customers, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their customers; conditions in the credit markets; risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in IGT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC and those described in GTECH’s annual reports, registration documents and other documents filed from time to time with the Italian financial market regulator (CONSOB).  Except as required under applicable law, the parties do not assume any obligation to update these forward-looking statements.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1

Amendment No. 1 to Agreement and Plan of Merger, dated as of September 23, 2014, among GTECH S.p.A., GTECH Corporation, Georgia Worldwide Limited, Georgia Worldwide Corporation and International Game Technology

99.1	Press Release dated September 23, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: September 23, 2014	By:	/s/ Paul C. Gracey, Jr.
Paul C. Gracey, Jr.
General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

2.1

Amendment No. 1 to Agreement and Plan of Merger, dated as of September 23, 2014, among GTECH S.p.A., GTECH Corporation, Georgia Worldwide Limited, Georgia Worldwide Corporation and International Game Technology

99.1	Press Release dated September 23, 2014